Related-Party Transactions:	12 Months Ended
Dec. 31, 2010
Related-Party Transactions:
Related-Party Transactions:

19. Related-Party Transactions:

        Certain unconsolidated joint ventures have engaged the Management Companies to manage the operations of the Centers. Under these arrangements, the Management Companies are reimbursed for compensation paid to on-site employees, leasing agents and project managers at the Centers, as well as insurance costs and other administrative expenses. The following are fees charged to unconsolidated joint ventures for the years ended December 31:

	2010	2009	2008
Management Fees	$26,781	$24,323	$22,113
Development and Leasing Fees	11,488	9,228	10,809

	$38,269	$33,551	$32,922

        Certain mortgage notes on the properties are held by NML (See Note 10—Mortgage Notes Payable). Interest expense in connection with these notes was $14,254, $19,413 and $14,970 for the years ended December 31, 2010, 2009 and 2008, respectively. Included in accounts payable and accrued expenses is interest payable to these partners of $1,439 and $954 at December 31, 2010 and 2009, respectively.

        As of December 31, 2010 and 2009, the Company had loans to unconsolidated joint ventures of $3,095 and $2,316, respectively. Interest income associated with these notes was $184, $46 and $45 for the years ended December 31, 2010, 2009 and 2008, respectively. These loans represent initial funds advanced to development stage projects prior to construction loan funding. Correspondingly, loan payables in the same amount have been accrued as an obligation by the various joint ventures.

        Due from affiliates of $6,599 and $6,034 at December 31, 2010 and 2009, respectively, represents unreimbursed costs and fees due from unconsolidated joint ventures under management agreements.